Exhibit 23.2




                      CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Central Fidelity Banks, Inc.:



We consent to the use of our report incorporated herein by reference.




                                   /s/ KPMG Peat Marwick LLP



Richmond, Virginia
August 17, 1995